Trade receivables	6 Months Ended
Jun. 30, 2026
Trade and other receivables [abstract]
Trade receivables

Note 11	Trade receivables
Trade receivables are initially recognized at fair value. The carrying amount of trade receivables is reduced through an allowance for doubtful accounts. When a trade receivable is considered uncollectible, it is written off against this allowance account. Subsequent recoveries of amounts previously written off are credited against the allowance account. Changes in the carrying amount of the allowance account are recognized in the statement of profit or loss.

Trade receivables include the following:

in € thousand	June 30, 2026	December 31, 2025
Trade receivables	16,266	27,785
Less: loss allowance of receivables	(4)	(52)
Contract assets	78	80
TRADE RECEIVABLES, NET	16,339	27,813
In 2026 and 2025, no material impairment losses were recognized.
As at June 30, 2026 the amount of trade receivables past due (which is defined as being more than 30 days late) reached €1.5 million (December 31, 2025: €1.5 million).
Due to the short-term nature of the current receivables, their carrying amount is considered to be the same as their fair value.

As at June 30, 2026 trade receivables included €16.3 million (December 31, 2025: €27.8 million) of receivables from contracts with customers.
Trade receivables decreased by €11.5 million compared to December 31, 2025 primarily due to lower sales and improved cash collections.